Exhibit 10.1

30 April 2015

The Directors UTi South Africa Pty Limited

Building 4

Greenstone Hill Office Park

Emerald Boulevard

Greenstone Hills

1609

Attention: Mr. Vaunn Kelly

Dear Sirs

AMENDED AND RESTATED FACILITIES AGREEMENT BETWEEN NEDBANK LIMITED AND THE ORIGINAL BORROWERS AND ADDITIONAL BORROWERS (AS DEFINED THERENIN) ENTERED INTO ON OR ABOUT 20 OCTOBER 2014 (THE AGREEMENT)

1	BACKGROUND

1.1	We refer to the Agreement. Terms defined in the Agreement have the same meaning in this letter, unless given a different meaning.

1.1	In terms of clause 22.1(1)(a) of the Agreement, it is recorded that Pyramid Freight SA shall, and shall procure that each member of the Borrower Group will ensure that for so long as any amount is outstanding under the Finance Documents or any Commitment is in force the Interest Cover Ratio for each Measurement Period is at least 3.75.

1.2	We wish to confirm that with respect to the Interest Cover Ratio for the Measurement Period ending on 31 July 2015 the calculation is to be adjusted by excluding the amount of R280 million which is related to a once off impairment on a debtor.

2	MISCELLANEOUS

This letter is a Finance Document and:

2.1	constitutes the whole agreement between the parties hereto relating to the subject matter hereof;

2.2	may not be amended, varied or cancelled save by written agreement between the parties hereto;

Corporate Banking Gauteng	I Block 6th Floor Nedbank 135 Rivonia Campus 135 Rivonia Road Sandown 2196 PO Box 1144 Johannesburg 2000 South Africa Tel 011 294 4444 Fax 011 295 2174 nedbank.co.za/corporatebanking

Directors: Dr RJ Khoza (Chairman) MWT Brown (Chief Executive) DKT Adomakoh** TA Boardman BA Dames GW Dempster (Executive Director) MA Enus-Brey ID Gladman* PB Hanratty*** PM Makwana Dr MA Matooane NP Mnxasana RK Morathi (Chief Financial Officer) JK Netshitenzhe MC Nkuhlu (Chief Operating Officer) JVF Roberts* GT Serobe MI Wyman* (*British) (**Ghanaian) (***Irish)

Company Secretary: TSB Jali 01.01.2015

Nedbank Limited Reg No 1951/000009/06. Authorised financial services and registered credit provider (NCRCP16).

2.3	shall be governed by the laws of South Africa; and

2.4	may be signed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of a signed counterpart of a signature page of this letter by facsimile transmission shall be effective as delivery of an original executed counterpart hereof.

3	ACCEPTANCE

Please acknowledge your agreement and acceptance of the provisions of this letter by signing below.

/s/ L BIERMAN	/s/ D BOTHA	/s/ D MEADOWS
L BIERMAN CREDIT EXECUTIVE	D BOTHA SENIOR CREDIT MANAGER	D MEADOWS SENIOR CORPORATE BANKER

Accepted at Greenstone on this the 8th day of May 2015

/s/ Authorized Signatory
For and on behalf of: UTi South Africa Propriety Limited (who hereby warrants his authority)

Accepted at Greenstone on this the 8th day of May 2015

/s/ Authorized Signatory
For and on behalf of: UTi SA Proprietary Limited (who hereby warrants his authority)

Accepted at Greenstone on this the 8th day of May 2015

/s/ Authorized Signatory
For and on behalf of: Pyramid Freight (Proprietary) Limited (who hereby warrants his authority)

Ac Accepted at Greenstone on this the 8th day of May 2015

/s/ Authorized Signatory
For and on behalf of: Co-ordinated Materials Handling Proprietary Limited (who hereby warrants his authority)

Accepted at Greenstone on this the 8th day of May 2015

/s/ Authorized Signatory
For and on behalf of: Co-ordinated Investment Holdings Proprietary Limited (who hereby warrants his authority)

Accepted at Greenstone on this the 8th day of May 2015

/s/ Authorized Signatory For and on behalf of: UTi-CMH Sub Assembly Proprietary Limited (who hereby warrants his authority)

Accepted at Greenstone on this the 8th day of May 2015

/s/ Authorized Signatory For and on behalf of: Ilanga Freight Proprietary Limited (who hereby warrants his authority)

Accepted at Meadowview on this the 8th day of May 2015

/s/ Authorized Signatory

For and on behalf of:

The Sisonke Partnership

by Pyramid Freight (Proprietary)

Limited in its capacity as a partner in

The Sisonke Partnership

(who hereby warrants his authority)

Accepted at Meadowview on this the 8th day of May 2015

/s/ Authorized Signatory

For and on behalf of:

The Sisonke Partnership

by Chronic Solutions Company

Proprietary Limited in its capacity as

a partner in The Sisonke Partnership

(who hereby warrants his authority)

Accepted at Greenstone on this the 8th day of May 2015

/s/ Authorized Signatory For and on behalf of: UTi Shared Services Proprietary Limited (who hereby warrants his authority)

Accepted at Greenstone on this the 8th day of May 2015

/s/ Authorized Signatory For and on behalf of: UTi Logistics (Proprietary) Limited (who hereby warrants his authority)

Accepted at Greenstone on this the 8th day of May 2015

/s/ Authorized Signatory For and on behalf of: Marine Link Proprietary Limited (who hereby warrants his authority)